Exhibit 10.1

QUORUM HEALTH CORPORATION

Amendment No. 1 to Employment Agreement

Robert H. Fish

Effective Date: July 16, 2019

WHEREAS, Quorum Health Corporation (the “Company”) and Robert H. Fish (“Executive”) entered into an Employment Agreement effective as of May 21, 2018 (as amended, restated or otherwise modified from time to time, the “Employment Agreement”);

WHEREAS, the Company and Executive desire to enter into this Amendment No. 1 to the Employment Agreement (this “Amendment”) in order to clarify the terms of the Employment Agreement;

WHEREAS, capitalized terms used herein but not defined shall have their respective meanings as set forth in the Employment Agreement; and

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Employment Agreement as set forth herein.

1.	Amendment to Section 3(a)(ii)(B). Section 3(a)(ii)(B) of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

“If the Qualifying Termination occurs during the 24-month period following a Change of Control (as defined in the Quorum Health Corporation 2016 Stock Award Plan) (the “Change in Control Protection Period”) and the Change of Control constitutes a change in ownership or effective control, or a change in the ownership of a substantial portion of the assets, of the Company under Section 409A of the Code (a “409A CIC”), the Company will pay Executive a lump sum payment in an amount equal to $6,075,000 on the sixtieth day following Executive’s Qualifying Termination.”

2.	Agreement. The term “Agreement” as used in the Employment Agreement shall hereafter mean the Employment Agreement as amended by this Amendment.
3.

Effect of Amendment.  Except as specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect in accordance with all of the terms and conditions thereof and is hereby ratified and confirmed.  The execution, delivery and performance of this Amendment will not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the parties under, the Employment Agreement or any other document relating to the Employment Agreement.

4.	Incorporation by Reference. The general provisions set forth in Sections 7 and 8 of the Employment Agreement are incorporated herein by reference and shall apply mutatis mutandis to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

QUORUM HEALTH CORPORATION

By:/s/ R. Harold McCard, Jr.
Name:R. Harold McCard, Jr.
Title:SVP and Secretary

EXECUTIVE

/s/ Robert H. Fish

Robert H. Fish